Savos Dynamic Hedging Fund
Schedule of Investments (Unaudited)
December 31, 2020

Principal
Amount		Value
	U.S. TREASURY OBLIGATIONS - 59.00%
	U.S. Treasury Bond
$18,256,000	7.875%, 02/15/2021 (a)	$18,395,125
3,500,000	7.250%, 08/15/2022	3,904,755
	U.S. Treasury Note
850,000	1.375%, 01/31/2021	850,067
850,000	2.125%, 01/31/2021	850,557
3,000,000	3.125%, 05/15/2021	3,032,923
3,000,000	1.375%, 05/31/2021	3,015,591
500,000	2.000%, 10/31/2021	507,795
2,500,000	1.750%, 02/28/2022	2,547,461
3,000,000	2.000%, 05/31/2024	3,184,336
1,000,000	2.000%, 02/15/2025	1,070,977
	Total U.S. Treasury Obligations (Cost $36,757,381)	37,359,587
Number of Shares
	SHORT TERM INVESTMENTS - 31.12%
	Money Market Funds - 31.12%
	Deutsche Government Money Market Series - Institutional Shares
19,706,474	Effective Yield, 0.03% (a)(b)	19,706,474
	Total Short Term Investments (Cost $19,706,474)	19,706,474

	Total Investments (Cost $56,463,855) - 90.12%	57,066,061
	Other Assets in Excess of Liabilities - 9.88%	6,254,152
	TOTAL NET ASSETS - 100.00%	$63,320,213

Percentages are stated as a percent of net assets.
(a)
Fair value of these securities exceeds 25% of the Fund’s net assets. Additional information for these securities, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Seven-day yield as of December 31, 2020.

Schedule of Open Futures Contracts (Unaudited)
December 31, 2021
Description	Number of Contracts Purchased	Notional Value	Settlement Month	Value/ Unrealized Appreciation (Depreciation)
E-Mini s&P 500 Futures	423	$79,287,120	Mar-21	$1,615,513

Total Open Futures Contracts	$1,615,513